                                                                 EXHIBIT 10.94


                           TERMINATION ENDORSEMENT

                                      TO

                      MANAGEMENT AND SERVICING AGREEMENT


        The undersigned hereby mutually terminate that certain Management and Servicing Agreement, as amended and with an original effective date of December 1, 1993. The effective date of such termination shall be July 1, 1996.

Alpine Insurance Company                      TCO Insurance Services, Inc.


By:      [SIG]                                By:       [SIG]
    --------------------------                   --------------------------